UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21903
Nuveen Global Value Opportunities Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Annual Report December 31, 2008	Nuveen Investments Closed-End Funds

NUVEEN GLOBAL VALUE OPPORTUNITIES FUND JGV

High Level of Total Return from a Diversified Global
Portfolio Primarily Invested in Equity and Debt Securities

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Chairman’s
LETTER TO SHAREHOLDERS

ï Robert P. Bremner ï Chairman of the Board
Dear Shareholders,

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on the values of equities and fixed-income assets and unfortunately the performance of your Nuveen Fund has been similarly affected. In addition to the financial statements, I hope that you will carefully review the Portfolio Manager’s Comments, the Distribution and Share Price Information and the Performance Overview sections of this report. These comments highlight the manager’s pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund’s investment goals. The Fund Board believes that a consistent focus on long-term investment goals provides the basis for successful investment over time and we monitor your Fund with that objective in mind.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 23, 2009

 Portfolio Manager’s COMMENTS

Nuveen Investments Closed-End Funds	JGV

The Fund’s investment portfolio is managed by Tradewinds Global Investors, LLC, a wholly-owned subsidiary of Nuveen Investments. David Iben, Chief Investment Officer, Managing Director and Portfolio Manager at Tradewinds, is responsible for the strategy and overall portfolio management of the Fund. Dave has over 25 years of investment management experience. Here Dave speaks about the performance of the Fund for the twelve-month period ending December 31, 2008.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS DURING THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2008?

The period was dominated by fears of an economic recession, triggered or exacerbated by several significant developments. The cascading effects of sub-prime mortgage defaults, constrained liquidity in the capital markets and limited lending by many financial institutions caused many investors to seek refuge in U.S. Treasury securities. These events forced some financial firms to merge, restructure or go out of business. At the same time, the U.S. government essentially took over Fannie Mae and Freddie Mac, and also intervened on behalf of the giant insurer AIG. By the end of 2008, the U.S. Treasury had disbursed approximately $350 billion of capital to financial institutions and others under the Troubled Assets Relief Program, with indications that a like amount would be distributed in 2009.

Another indicator of economic weakness was the U.S. unemployment rate, which soared to 7.2% as of December 31, 2008, compared with 4.9% one year earlier. Practically all segments of the economy showed signs of slowing by the end of the period. During the third quarter of 2008, gross domestic product contracted to an annual rate of 0.5%, the biggest decrease since 2001. Preliminary reports for the fourth quarter showed a contraction of 3.8%, the worst showing in more than 25 years. This was mainly the result of the first decline in consumer spending since 1991 and an 18% drop in residential investment. Fortunately, inflation was not a significant factor as the Consumer Price Index rose just 0.1% in 2008. The Federal Reserve cut the widely followed short-term fed funds rate seven times during 2008, lowering the rate from 4.25% to 0-0.25% as of year end.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

4

During the first three quarters of 2008, equity markets across the globe were highly volatile, while liquidity in the credit markets was severely contracted. In the U.S., the dollar slid to an all time low against most major currencies and housing and retail sales continued to decline. These events led to fiscal and monetary policy actions intended to avert a recession. The administration and Congress promptly passed a tax rebate package and the Federal Reserve took aggressive steps to stabilize the housing and credit markets. In further efforts to increase liquidity, the Fed, in collaboration with other central banks, injected $200 billion into a lending program for cash-strapped financial institutions. While each time the government acted the markets reacted favorably, the exuberance was short-lived.

Equity markets ended 2008 with the worst annual performance in several decades. Markets across the globe, from the most developed nations like the U.S. and U.K. to developing nations like India and China, witnessed unprecedented sell-offs resulting in equity returns last seen during The Great Depression. As the ability of corporations to access attractive financing evaporated, global economic activity, and in particular the economies of the U.S., Japan and Europe, entered their first simultaneous recessions since World War II. As economies weakened, commodities came under immense pressure. In particular, crude oil, after hitting an all time high of $147 in the middle of the year fell roughly 70 percent and ended the year at levels last seen in 2004. The only exceptions were gold and a few agricultural products such as sugar and cocoa. Volatility, as measured in the U.S. by the Chicago Board Options Exchange Volatility Index, broke several records during the year and hit an all time high of 80.86 in November. In the closing weeks of the year, global equity markets rallied from very low bases.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THIS REPORTING PERIOD?

Our basic investment philosophy continued to focus on buying good or improving business franchises around the globe whose securities were selling below their intrinsic value. In 2008, we found that the best value opportunities were in the securities of those businesses that were the most leveraged to the growth of the global economy. We continued to like the materials, food, agriculture and energy sectors, which all benefit from increased global demand. Conversely, we were rewarded for not holding financial and retail stocks in the developed markets, especially during the second half of the year, as these sectors experienced sizable corrections.

On the fixed-income side, we continued to find some value in adjustable rate offerings. We also increased the Fund’s exposure in corporate bonds and convertible bonds to take advantage of historically high spreads. In addition, writing covered call options generated cash flow that enhanced distributions and total return. Covered call options were a more attractive strategy when the market was overvalued early in the year. The Fund found some opportunities to obtain more attractive yields from its corporate bond and convertible bond holdings towards the end of the year.

5

HOW DID THE FUND PERFORM OVER THE TWELVE-MONTH PERIOD?

The performance of JGV, as well as a comparative benchmark, is presented in the accompanying table.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the Performance Overview for the Fund in this report.

Average Annual Total Returns on Common Share Net Asset Value
For the twelve-month period ended 12/31/08

JGV	-24.85%

Comparative Benchmark[1]	-35.51%

For the twelve-month period ended December 31, 2008, the total return on net asset value of the Fund generated negative returns, but outperformed its comparative benchmark.

1 JGV’s Benchmark is comprised of 1) 80% MSCI All Country World Index; 2) 15% Lehman U.S. Aggregate Bond Index; 3) 5% Lehman High Yield Index. The MSCI All Country World Index is published by Morgan Stanley Capital International, Inc. It is a free float-adjusted market capitalization index that is designed to measure global developed and emerging market equity performance. The index covers 49 developed and emerging market countries. The Lehman U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included.

Our holdings in the materials and telecommunication service sectors were the largest contributors to this positive relative performance. In particular, our overweight exposure to the materials sector, and more specifically, the gold industry, relative to the MSCI All Country World Index, enhanced the Fund’s comparative return. Generally, gold companies such as Barrick Gold and Kinross Gold were aided by strengthening gold prices and a slowly returning level of normalcy to equity markets by the end of 2008. In the telecom sector, Japanese telecommunications group member Nippon Telegraph & Telephone (NTT) reported in November that its fiscal first-half net profit more than doubled. Results were boosted by its new method of mobile phone handset marketing and a drop in operating costs, as NTT and its competitors have cut back on handset subsidies and utilized subscriber contracts more effectively. The company also continued to cut costs and generate strong cash flow.

Our covered call option writing strategy also generated positive cash flow, which enhanced the Fund’s performance.

The consumer staples sector was the portfolio’s worst performing sector during the period, primarily due to protein providers Smithfield Foods, Inc. and Tyson Foods. Share prices dropped in the latter half of the year because of strained credit markets and investor concerns regarding potential breaches of the companies’ debt covenants. As product pricing, credit concerns, and supply-demand dynamics appeared to be on an improving trend line, share price declines started to stabilize or reverse their course by the end of 2008. We continue to believe these commodity food companies are strong long-term business franchises and the Fund continued to hold its positions in the companies at year end.

Apex Silver Mines Limited was the worst detractor in the portfolio. Apex is a base metal mining company engaged in the exploration and development of silver and other mineral properties in Latin America. The company’s underperformance in 2008 was due to several factors: a decline in zinc prices as a result of increased global supply, the company’s production ramp-up was slower than expected due to water salinity problems, and the threat of nationalization after the Bolivian Government’s move to nationalize the nation’s oil and gas reserves exacerbated the company’s woes. In November, Sumitomo Corporation announced a letter of intent to fully acquire the company’s interest in its San Cristobal mine, the world’s largest development in silver and zinc. On January 13th, 2009, after the close of this reporting period, Apex Silver filed for Chapter 11 bankruptcy.

6

Distribution and Share Price
INFORMATION

The information below regarding your Fund’s distributions is current as of December 31, 2008, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund reduced its quarterly distribution to shareholders twice during the course of 2008. Some of the factors affecting the amount and composition of these distributions are summarized below.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distribution provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099

7

statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance for the fiscal year ended December 31, 2008. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

As of 12/31/08	JGV

Inception date	7/24/06
Calendar year ended December 31, 2008:
Per share distribution:
From net investment income	$0.43
From short-term capital gains	0.97
From long-term capital gains	0.50
From return of capital	0.00

Total per share distribution	$1.90

Distribution rate on NAV	14.45%

Annualized total returns:
Excluding retained gain tax credit/refund[2]:
1-Year on NAV	-24.85%
Since inception on NAV	-5.35%

Including retained gain tax credit/refund[2]:
1-Year on NAV	-24.85%
Since inception on NAV	-4.87%

2 The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “including retained gain tax credit/refund” include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax year ended December 31, 2008.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Fund’s Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase up to 10% of its outstanding common shares. As of December 31, 2008, the Fund has repurchased 140,200 common shares, representing approximately 0.7% of its common shares outstanding. Common shares were repurchased at a weighted average discount per share of 21.07% and a weighted average purchase price of $10.20.

As of December 31, 2008, the Fund’s share price was trading at a -9.58% discount to its NAV, compared with an average discount of -9.18% for the entire twelve-month period.

8

Fund Snapshot
Share Price	$11.89

Net Asset Value	$13.15

Premium/(Discount) to NAV	-9.58%

Current Distribution Rate[1]	8.95%

Net Assets ($000)	$252,695

Countries
(as a % of total investments)[2]
United States	55.4%

Canada	8.8%

United Kingdom	8.3%

South Africa	6.0%

South Korea	3.6%

Australia	3.3%

Netherlands	3.1%

France	2.9%

Brazil	1.9%

Italy	1.8%

Other	4.9%

JGV Performance OVERVIEW	Nuveen Global Value Opportunities Fund as of December 31, 2008

Portfolio Allocation (as a % of total investments)2

Industries
(as a % of total investments)[2]
Metals & Mining	21.7%

Oil, Gas & Consumable Fuels	13.0%

Electric Utilities	10.5%

Food Products	7.0%

Residentials	5.1%

Pharmaceuticals	4.5%

Communications Equipment	4.0%

Diversified Telecommunication Services	3.6%

Commercial Services & Supplies	3.5%

Energy Equipment & Services	3.3%

Biotechnology	3.1%

Short-Term Investments	6.3%

Other	14.4%

2007-2008 Distributions Per Share3

Average Annual
Total Return
(Inception 7/24/06)
	On Share
	Price	On NAV
1-Year	-26.03%	-24.85%

Since Inception	-10.32%	-5.35%

Average Annual
Total Return[4]
(Including retained gain
tax credit/refund)
	On Share
	Price	On NAV
1-Year	-26.03%	-24.85%

Since Inception	-9.82%	-4.87%

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

2	Excluding common stocks sold short and call options written.

3	The Fund paid shareholders a long-term capital gain distribution in December 2008 of $0.4163 per share.

4	As previously explained in the Common Share Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax year ended December 31, 2008.

9

Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Nuveen Global Value Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Value Opportunities Fund (the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 25, 2009

10

JGV	Nuveen Global Value Opportunities Fund Portfolio of INVESTMENTS
December 31, 2008

Shares	Description (1)	Value
	Common Stocks – 73.3%

	Aerospace & Defense – 1.5%

92,800	Thales S.A.	$3,886,763

	Biotechnology – 3.1%

136,000	Amgen Inc., (2), (6)	7,854,000
	Capital Markets – 1.1%

195,615	UBS AG, (2), (6)	2,797,295
	Commercial Banks – 0.5%

49,500	Bangkok Bank Public Company Limited, DD1	100,265
46,000	Bangkok Bank Public Company Limited	92,422
68,900	Bank Hapoalim BM, (2)	148,455
94,400	Bank Leumi le-Israel B.M	198,414
17,350	ICICI Bank Limited, ADR	333,988
1,195,500	Krung Thai Bank Public Company Limited	149,867
236,400	Metropolitan Bank & Trust Company	118,524

	Total Commercial Banks	1,141,935
	Commercial Services & Supplies – 3.5%

360,720	Republic Services, Inc. (6)	8,942,249
	Communications Equipment – 1.1%

371,600	LM Ericsson Telefonaktiebolaget (6)	2,902,196
	Construction Materials – 0.0%

42,600	Akcansa Cimento A.S	66,183
2,900	Cemex SAB de CV, Sponsored ADR, (2)	26,506

	Total Construction Materials	92,689
	Containers & Packaging – 0.1%

236,600	Turk Sise ve Cam Fabrikalari SA, (2)	169,039
	Diversified Telecommunication Services – 3.2%

5,872	Chunghwa Telecom Co., Ltd., Sponsored ADR	91,603
161,100	KT Corporation, Sponsored ADR (6)	2,363,337
2,175	KT Corporation (6)	64,876
360,000	Sprint Nextel Corporation, (2), (6)	658,800
112,700	Telecom Egypt SAE	327,762
4,000,000	Telecom Italia S.p.A.	4,554,240

	Total Diversified Telecommunication Services	8,060,618
	Electric Utilities – 10.6%

78,000	Ameren Corporation (6)	2,594,280
368,050	Centrais Electricas Brasileiras S.A., ADR Pref., (2)	3,927,094
15,250	Centrais Electricas Brasileiras S.A., ADR, (2)	170,343
14,160	Huaneng Power International Inc., Sponsored ADR	413,189
234,600	IDACORP, INC	6,908,970
516,300	Korea Electric Power Corporation, Sponsored ADR	5,994,243
332,000	PNM Resources Inc.	3,346,560
85,000	Progress Energy, Inc. (6)	3,387,250

	Total Electric Utilities	26,741,929
	Energy Equipment & Services – 2.7%

501,000	BJ Services Company (6)	5,846,670
20,000	Technip SA	614,079

	Total Energy Equipment & Services	6,460,749

11

JGV	Nuveen Global Value Opportunities Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)	Value
	Food Products – 7.0%
53,625	Cresud, Inc.	$479,944
214,900	Gruma S.A.B de C.V, (2)	108,625
20,550	Industrias Bachoco S.A., Sponsored ADR	297,975
587,000	Smithfield Foods, Inc., (2), (6)	8,259,090
974,500	Tyson Foods, Inc., Class A (6)	8,536,620

	Total Food Products	17,682,254
	Health Care Providers & Services – 0.5%
125,000	Health Net Inc., (2), (6)	1,361,250
	Household Products – 0.7%
56,000	KAO Corporation	1,701,018
	Internet Software & Services – 0.8%
140,000	eBay Inc., (2), (6)	1,954,400
	Marine – 0.3%
82,000	Stolt-Nielsen S.A.	840,885
	Media – 0.7%
125,000	Scholastic Corporation (6)	1,697,500
	Metals & Mining – 19.0%
356,600	AngloGold Ashanti Limited, Sponsored ADR (6)	9,881,386
740,000	Apex Silver Mines Limited, (2), (8)	725,200
298,500	Barrick Gold Corporation (6)	10,975,845
659,500	Crystallex International Corporation, (2)	112,115
29,300	First Uranium Corporation, (2)	43,434
131,200	Geovic Mining Corporation, (2)	53,139
514,450	Gold Fields Limited Sponsored ADR (6)	5,108,489
7,200	Impala Platinum Holdings Limited, Sponsored ADR	105,840
4,550	Impala Platinum Holdings Limited	67,054
267,650	Ivanhoe Mines Ltd., (2), (6)	722,655
3,669,900	Lihir Gold Limited, (2)	7,911,360
2,715	Lonmin PLC	36,187
1,862,500	Minara Resources Limited	374,909
127,000	Mineral Deposits Limited, (2)	62,219
270,700	Newmont Mining Corporation (6)	11,017,490
411,100	NovaGold Resources Inc., (2)	612,539
12,100	Silver Standard Resources, Inc., (2)	192,874

	Total Metals & Mining	48,002,735
	Oil, Gas & Consumable Fuels – 10.9%
16,675	Addax Petroleum Company	284,873
230,900	Arch Coal Inc. (6)	3,761,361
209,000	BP PLC, Sponsored ADR (6)	9,768,660
145,000	Cameco Corporation (6)	2,501,250
35,000	Chevron Corporation (6)	2,588,950
47,750	Petrobras Energia Participaciones S.A	290,798
274,000	PetroChina Company Limited	243,492
2,845	PetroChina Company Limited, Sponsored ADR	253,148
17,425	Petroleo Brasileiras S.A	355,644
8,400	Royal Dutch Shell PLC, Class A, ADR, (6)	444,696
142,000	Royal Dutch Shell PLC, Class B, Sponsored ADR (6)	7,303,060
1,875	S-Oil Corporation	92,665

	Total Oil, Gas & Consumable Fuels	27,888,597
	Paper & Forest Products – 0.1%
73,200	Mondi Plc	217,890
	Pharmaceuticals – 4.5%
174,500	AstraZeneca PLC, Sponsored ADR (6)	7,159,735
48,100	Doctor Reddy’s Labortories Limited, Sponsored ADR	471,380
395,000	Patheon Inc., (2)	707,128
90,200	Sanofi-Aventis, Sponsored ADR	2,900,832
918,000	United Laboratories	243,934

	Total Pharmaceuticals	11,483,009
	Real Estate Management & Development – 0.0%
8,900	IRSA Inversiones y Representaciones S.A, (2) GDR	39,160
	Software – 0.6%
75,000	Microsoft Corporation (6)	1,458,000

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Shares	Description (1)				Value
	Water Utilities – 0.2%
16,200	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (2)				$392,202
	Wireless Telecommunication Services – 0.6%
9,450	China Unicom Limited				115,290
14,500	NII Holdings Inc., Class B, (2)				263,610
700	SK Telecom Company Limited				116,352
25,250	SK Telecom Company Limited, ADR				459,045
27,700	TIM Participacoes S.A				35,041
51,600	Turkcell Iletism Hizmetleri SA				298,324
10,100	Turkcell Ilietisim Hizmetleri A.S, ADR				147,258
4,900	Vivo Participacoes S.A, (2)				59,462

	Total Wireless Telecommunication Services				1,494,382

	Total Common Stocks (cost $276,460,451)				185,262,744

Shares	Description (1)	Coupon		Ratings (3)	Value
	Convertible Preferred Securities – 2.9%

	Communications Equipment – 2.9%
21,358	Lucent Technologies Capital Trust I	7.750%		B2	$7,261,720

	Total Convertible Preferred Securities (cost $22,014,415)				7,261,720

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Mortgage-Backed Securities – 5.1%

	Residentials – 5.1%
$178	Fannie Mae Mortgage Pool 100195 (7)	5.21%	8/20/22	AAA	$178,528
196	Fannie Mae Mortgage Pool 357922	4.29%	3/01/34	AAA	199,339
32	Fannie Mae Mortgage Pool 708743	4.12%	6/01/33	AAA	32,114
61	Fannie Mae Mortgage Pool 713939	4.65%	4/01/33	AAA	61,606
682	Fannie Mae Mortgage Pool 816594	4.92%	2/01/35	AAA	687,091
25,201	Fannie Mae Mortgage Pool Strips 345-17 (I/O)	4.50%	5/01/20	AAA	2,509,945
782	Fannie Mae, Collateralized Mortgage Obligations, Series 2004-75, Class KI (I/O)	4.50%	3/25/18	AAA	44,080
1,577	Fannie Mae, Collateralized Mortgage Obligations, Series 2004-86, Class KI (I/O)	4.50%	5/25/19	AAA	119,868
3,927	Fannie Mae, Collateralized Mortgage Obligations, Series 2005-69, Class PI (I/O)	4.50%	8/25/25	AAA	359,458
3,048	Federal Home Loan Collateralized Mortgage, Series 2595 (I/O)	5.00%	6/15/21	AAA	224,184
1,627	Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation, Pool 780184	5.19%	1/01/33	AAA	1,613,406
98	Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation, Pool 780284	5.81%	2/01/33	AAA	99,246
3,091	Federal Home Loan Mortgage Corporation, Mortgage Pool 2640 (I/O)	4.50%	8/15/17	AAA	137,801
934	Federal Home Loan Mortgage Corporation, Mortgage Pool 2890, Class IA (I/O)	4.50%	3/15/18	AAA	55,370
833	Federal Home Loan Mortgage Corporation, Mortgage Pool 2890,, Class KI (I/O)	4.50%	2/15/19	AAA	61,705
2,969	Federal Home Loan Mortgage Corporation, Mortgage Pool, FHR 2627 BI (I/O)	5.00%	8/15/25	AAA	69,982
1,226	Federal Home Loan Mortgage Corporation, Mortgage Pool, FHR 2906 EI (I/O)	4.50%	1/15/19	AAA	86,705
319	Federal Home Loan Mortgage Corporation, Mortgage Pool, Series 2626 JI (I/O)	4.50%	5/15/18	AAA	40,317
81	Federal Home Loan Mortgage Corporation, Pool 789045 (7)	5.73%	2/01/32	AAA	82,353
1,530	Freddie Mac Mortgage Pool 2479	6.00%	5/15/31	AAA	1,543,844
4,700	GNMA Mortgage Pool 081832	5.00%	1/20/37	AAA	4,669,829

53,092	Total Residentials				12,876,771

$53,092	Total Mortgage-Backed Securities (cost $15,856,218)				12,876,771

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 3.4%

	Auto Components – 0.4%
$1,463	Magna International Inc., Class A	6.500%	3/31/10	N/R	$1,131,766
	Automobiles – 0.1%
500	Tata Motors Limited	0.000%	7/12/12	BB	229,634
	Health Care Providers & Services – 1.1%
5,129	Omnicare, Inc.	3.250%	12/15/35	B+	2,904,296

13

JGV	Nuveen Global Value Opportunities Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Metals & Mining – 0.8%
$3,650	Coeur d’Alene Mines Corporation, Convertible Bond	1.250%	1/15/24	B–	$1,095,000
4,480	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	845,600
8,130	Total Metals & Mining				1,940,600
	Wireless Telecommunication Services – 1.0%
4,104	NII Holdings Inc.	3.125%	6/15/12	N/R	2,508,570

$19,326	Total Convertible Bonds (cost $15,444,637)				8,714,866

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 9.4%

	Capital Markets – 0.1%
$3,979	Lehman Brothers Holdings Inc., Trust 00650 (4)	3.240%	7/26/21	B3	$378,005
	Diversified Telecommunication Services – 0.5%
1,281	Telecom Italia Capital	4.875%	10/01/10	BBB	1,159,771
	Electrical Equipment – 0.1%
322	UCAR Finance Inc.	10.250%	2/15/12	BB	294,630
	Energy Equipment & Services – 0.7%
3,876	Calfrac Holdings LP, 144A	7.750%	2/15/15	B+	1,841,100
	Hotels, Restaurants & Leisure – 1.2%
3,210	Punch Taverns Corporation, Convertible Bonds	5.000%	12/14/10	N/R	3,064,834
	Household Products – 0.8%
3,000	Elizabeth Arden Inc.	7.750%	1/15/14	B+	1,965,000
	Media – 0.7%
2,186	Scholastic Corporation	5.000%	4/15/13	BB	1,694,150
	Metals & Mining – 2.0%
8,300	MagIndustries Corporation (7)	11.000%	12/14/12	N/R	4,113,480
2,000	Phelps Dodge Corporation	7.125%	11/01/27	Baa2	981,670

10,300	Total Metals & Mining				5,095,150
	Oil, Gas & Consumable Fuels – 2.1%
2,000	Ship Finance International Limited	8.500%	12/15/13	B+	1,430,000
3,750	USEC Inc.	6.750%	1/20/09	CCC	3,675,000

5,750	Total Oil, Gas & Consumable Fuels				5,105,000
	Paper & Forest Products – 0.1%
2,000	Bowater Inc.	9.500%	10/15/12	Caa2	210,000
	Road & Rail – 0.4%
1,000	CSX Transportation, Inc.	9.750%	6/15/20	BBB–	1,135,548
	Specialty Retail – 0.7%
3,450	Office Depopt Inc.	6.250%	8/15/13	B+	1,789,383

$40,354	Total Corporate Bonds (cost $39,445,459)				23,732,571

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 6.3%
$15,919	Repurchase Agreement with State Street Bank, dated 12/31/08, repurchase price $15,918,770, collateralized by $16,265,000 U.S. Treasury Bills, 0.000%, due 7/30/09, value $16,237,350	0.010%	1/02/09		$15,918,761

	Total Short-Term Investments (cost $15,918,761)				15,918,761

	Total Investments (cost $385,139,941) – 100.4%				253,767,433

Shares	Description (1)				Value
	Common Stocks Sold Short – (4.7)%

	Chemicals – (0.4)%
(22,500)	Sigma-Aldrich Corporation				$(950,400)
	Commercial Services & Supplies – (0.3)%
(4,000)	Strayer Education Inc.				(857,640)

14

Shares	Description (1)				Value
	Health Care Equipment & Supplies – (1.2)%
(25,700)	C. R. Bard, Inc.				$(2,165,482)
(12,900)	Chattem Inc., (2)				(922,737)

	Total Health Care Equipment & Supplies				(3,088,219)
	Pharmaceuticals – (1.8)%
(87,500)	Abbott Laboratories				(4,669,875)
	Specialty Retail – (1.0)%
(17,700)	AutoZone, Inc., (2)				(2,468,619)

	Total Common Stocks Sold Short (proceeds $12,234,008)				(12,034,753)

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (5)	Date	Price	Value
	Call Options Written – (1.1)%
(780)	Ameren Corporation	$(2,730,000)	6/20/09	$35.00	$(140,400)
(1,360)	Amgen, Inc.	(7,480,000)	1/17/09	55.00	(486,200)
(1,913)	AngloGold Ashanti Limited	(7,652,000)	1/17/09	40.00	(9,565)
(200)	Arch Coal Inc.	(1,000,000)	1/17/09	50.00	(1,000)
(369)	Arch Coal Inc.	(2,029,500)	1/17/09	55.00	(1,845)
(1,740)	Arch Coal Inc.	(2,610,000)	4/18/09	15.00	(643,800)
(1,732)	AstraZeneca PLC	(8,660,000)	1/17/09	50.00	(8,660)
(2,985)	Barrick Gold Corporation	(14,925,000)	1/17/09	50.00	(14,925)
(5,010)	BJ Services Company	(11,272,500)	1/17/09	22.50	(25,050)
(2,090)	BP PLC	(14,630,000)	1/17/09	70.00	(10,450)
(800)	Cameco Corporation	(2,800,000)	1/17/09	35.00	(4,000)
(650)	Cameco Corporation	(1,950,000)	3/21/09	30.00	(4,875)
(350)	Chevron Corporation	(2,975,000)	1/17/09	85.00	(2,625)
(1,400)	eBay, Inc.	(4,200,000)	1/17/09	30.00	(1,400)
(2,314)	Gold Fields Limited	(3,471,000)	1/17/09	15.00	(11,570)
(630)	Health Net Inc.	(1,575,000)	1/17/09	25.00	(3,150)
(2,000)	Ivanhoe Mines Ltd.	(2,500,000)	1/17/09	12.50	(10,000)
(1,262)	KT Corporation	(2,839,500)	1/17/09	22.50	(63,100)
(3,716)	LM Ericsson Telefonaktiebolaget	(4,180,500)	1/17/09	11.25	(1,858)
(750)	Microsoft Corporation	(2,625,000)	1/17/09	35.00	(750)
(2,707)	Newmont Mining Corporation	(13,535,000)	1/17/09	50.00	(35,191)
(850)	Progress Energy, Inc.	(3,400,000)	1/17/09	40.00	(57,375)
(8,016)	Republic Services Inc.	(8,016,000)	1/17/09	10.00	(1,042,080)
(1,065)	Royal Dutch Shell PLC	(7,987,500)	1/17/09	75.00	(10,650)
(40)	Scholastic Corporation	(120,000)	3/21/09	30.00	(600)
(3,100)	Smithfield Foods Inc.	(9,300,000)	1/17/09	30.00	(15,500)
(3,600)	Sprint Nextel Corporation	(2,880,000)	2/21/09	8.00	(18,000)
(7,923)	Tyson Foods Inc.	(11,884,500)	1/17/09	15.00	(39,615)
(1,822)	Tyson Foods Inc.	(3,188,500)	1/17/09	17.50	(9,110)
(500)	UBS AG	(1,500,000)	1/17/09	30.00	(2,500)
(880)	UBS AG	(3,520,000)	1/17/09	40.00	(4,400)

(62,554)	Total Call Options Written (premiums received $19,032,805)	(167,436,500)			(2,680,244)

	Other Assets Less Liabilities – 5.4%				13,642,294

	Net Assets – 100%				$252,694,730

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(4)	At or subsequent to December 31, 2008, this issue was under protection of the Federal Bankruptcy Court. As a result, the Adviser has concluded this issue is not likely to meet its interest payment obligations and has directed the custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.
(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(6)	Investment, or portion of investment, has been pledged as collateral to cover call options written.
(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
(8)	At or subsequent to December 31, 2008, this issue was under protection of Federal Bankruptcy Court.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
N/R	Not rated.
I/O	Interest only security.
DD1	Portion of investment purchased on a delayed delivery basis.
See accompanying notes to financial statements.

15

Statement of ASSETS & LIABILITIES
December 31, 2008

Assets
Investments, at value (cost $385,139,941)	$253,767,433
Cash denominated in foreign currencies (cost $38,756)	38,756
Deposits with brokers (cost $12,666,625)	12,640,950
Receivables:
Dividends	125,513
Interest	1,252,453
Paydowns	4,936
Other assets	7,813

Total assets	267,837,854

Liabilities
Securities sold short, at value (proceeds $12,234,008)	12,034,753
Call options written, at value (premiums received $19,032,805)	2,680,244
Payable for investments purchased	93,291
Accrued expenses:
Management fees	211,061
Other	123,775

Total liabilities	15,143,124

Net assets	$252,694,730

Shares outstanding	19,215,040

Net asset value per share outstanding	$13.15

Net assets consist of:

Shares, $.01 par value per share	$192,150
Paid-in surplus	373,581,178
Undistributed (Over-distribution of) net investment income	809,379
Accumulated net realized gain (loss) from investments, foreign currency and call options written	(7,040,428)
Net unrealized appreciation (depreciation) of investments, foreign currency and call options written	(114,847,549)

Net assets	$252,694,730

Authorized shares	Unlimited

See accompanying notes to financial statements.

16

Statement of OPERATIONS Year Ended December 31, 2008

Investment Income
Dividends (net of foreign tax withheld of $245,102)	$6,726,369
Interest	5,988,231

Total investment income	12,714,600

Expenses
Management fees	3,335,851
Dividend expense on securities sold short	101,291
Shareholders’ servicing agent fees and expenses	369
Custodian’s fees and expenses	109,731
Trustees’ fees and expenses	7,028
Professional fees	36,018
Shareholders’ reports – printing and mailing expenses	97,437
Stock exchange listing fees	9,220
Investor relations expense	68,514
Other expenses	69,296

Total expenses before custodian fee credit	3,834,755
Custodian fee credit	(50,246)

Net expenses	3,784,509

Net investment income	8,930,091

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments, securities sold short and foreign currency	5,352,197
Call options written	14,945,376
Change in net unrealized appreciation (depreciation) of:
Investments, securities sold short and foreign currency	(140,682,006)
Call options written	18,234,465

Net realized and unrealized gain (loss)	(102,149,968)

Net increase (decrease) in net assets from operations	$(93,219,877)

See accompanying notes to financial statements.

17

Statement of CHANGES in NET ASSETS

	Year Ended	Year Ended
	12/31/08	12/31/07
Operations
Net investment income	$8,930,091	$10,069,537
Net realized gain (loss) from:
Investments, securities sold short and foreign currency (net of federal corporate income taxes of $0 and $3,755,513, respectively, on long-term capital gains retained)	5,352,197	32,507,659
Call options written	14,945,376	5,438,248
Change in net unrealized appreciation (depreciation) of:
Investments, securities sold short and foreign currency	(140,682,006)	(27,035,849)
Call options written	18,234,465	6,126,536

Net increase (decrease) in net assets from operations	(93,219,877)	27,106,131

Distributions to Shareholders
From net investment income	(8,328,480)	(7,324,512)
From accumulated net realized gains	(28,472,755)	(30,710,470)

Increase (decrease) in net assets from distributions to shareholders	(36,801,235)	(38,034,982)

Capital Share Transactions
Cost of shares repurchased	(1,432,846)	—

Net increase (decrease) in net assets from capital share transactions	(1,432,846)	—

Net increase (decrease) in net assets	(131,453,958)	(10,928,851)
Net assets at the beginning of year	384,148,688	395,077,539

Net assets at the end of year	$252,694,730	$384,148,688

Undistributed (Over-distribution of) net investment income at the end of year	$809,379	$1,342,522

See accompanying notes to financial statements.

18

Notes to FINANCIAL STATEMENTS

1.	General Information and Significant Accounting Policies
Nuveen Global Value Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s shares are listed on the New York Stock Exchange and trade under the ticker symbol “JGV.” The Fund was organized as a Massachusetts business trust on May 17, 2006.

The Fund seeks to provide a high level of total return primarily by investing in a diversified global portfolio of equity securities, as well as debt securities issued by corporate and governmental entities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Exchange traded options are valued on last price or average of the bid/ask if no trades occurred. OTC option values are modeled using market implied volatilities. The prices of fixed-income securities and derivative instruments are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment and call option written, the Board of Trustees of the Fund or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2008, the Fund had outstanding when-issued/delayed delivery purchase commitments of $32,008.

Investment Income
Dividend income on investments purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains. The Fund had no retained capital gains for the tax year ended December 31, 2008. For the tax year ended December 31, 2007, the Fund retained $10,730,037 of realized long-term capital gains and accrued a provision for federal corporate income taxes of $3,755,513, the net of which has been reclassified to Paid-in surplus.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Notes to FINANCIAL STATEMENTS (continued)

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included in “Net realized gain (loss) from investments, securities sold short and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency” on the Statement of Operations.

Options Transactions
The Fund is authorized to write (sell) call options. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as writer of a call option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Short Sales
The Fund is authorized to make short sales of securities. To secure its obligation to deliver securities sold short, the Fund has instructed the custodian to segregate assets of the Fund as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and records such amounts as “Dividend expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized

20

gains or losses are included in “Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency” on the Statement of Operations.

Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

Market and Credit Risk
In the normal course of business the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the counterparties. Additionally, all counterparties are required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

21

Notes to FINANCIAL STATEMENTS (continued)

2.	Fair Value Measurements
During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Investments	$178,634,194	$70,758,878	$4,374,361	$253,767,433
Securities sold short	(12,034,753)	—	—	(12,034,753)
Call options written	(2,680,244)	—	—	(2,680,244)

Total	$163,919,197	$70,758,878	$4,374,361	$239,052,436

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3
Investments
Balance at beginning of year	$8,346,887
Gains (losses):
Net realized gains (losses)	1,274,470
Net change in unrealized appreciation (depreciation)	(3,701,444)
Net purchases at cost (sales at proceeds)	(1,906,884)
Net discounts (premiums)	100,450
Net transfers in to (out of) at end of period fair value	260,882

Balance at end of year	$4,374,361

“Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency” presented on the Statement of Operations includes $(3,701,022) of net appreciation (depreciation) related to securities classified as Level 3 at year end.

3.	Fund Shares
On July 30, 2008, the Fund’s Board of Trustees approved an open-market share repurchase program under which the Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares.

Transactions in shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Shares sold	—	—
Shares issued to shareholders due to reinvestment of distributions	—	—
Shares repurchased	(140,200)	—

	(140,200)	—

Weighted average price per share repurchased	$10.20	—
Weighted average discount per share repurchased	21.07%	—

4.	Investment Transactions
Purchases and sales (including maturities and proceeds from securities sold short but excluding short-term investments and call options written) during the fiscal year ended December 31, 2008, aggregated $194,612,696 and $203,722,586, respectively.

22

Transactions in call options written during the fiscal year ended December 31, 2008, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of year	64,180	$14,784,796
Call options written	94,124	23,605,942
Call options terminated in closing purchase transactions	(19,465)	(3,695,789)
Call options expired	(51,279)	(10,317,625)
Call options exercised	(25,006)	(5,344,519)

Outstanding, end of the year	62,554	$19,032,805

5.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain for tax (mark-to-market) on passive foreign investment companies, the treatment of paydown gains and losses, recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2008, the cost of investments (excluding proceeds received on securities sold short and call options written) was $385,791,760.

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding proceeds received on securities sold short and call options written) at December 31, 2008, were as follows:

Gross unrealized:
Appreciation	$1,520,574
Depreciation	(133,544,901)

Net unrealized appreciation (depreciation) of investments	$(132,024,327)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2008, the Fund’s tax year end, were as follows:

Undistributed net ordinary income *	$—
Undistributed net long-term capital gains	3,750,880

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended December 31, 2008 and December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

2008
Distributions from net ordinary income *	$27,174,888
Distributions from net long-term capital gains **	9,626,347

2007
Distributions from net ordinary income *	$33,306,084
Distributions from net long-term capital gains	4,728,898

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

**	The Fund hereby designates this amount paid during the fiscal year ended December 31, 2008, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

The Fund elected to defer net realized losses from investments incurred from November 1, 2008 through December 31, 2008, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

Post-October currency losses	$14,728
Post-October capital losses	9,308,373

23

Notes to FINANCIAL STATEMENTS (continued)

6.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For Managed Assets over $2 billion	.7000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of December 31, 2008, the complex level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds (“Managed Assets”) but to exclude assets attributable to investments in other Nuveen funds.

24

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds Global Investors, LLC (“Tradewinds”), a subsidiary of Nuveen, under which Tradewinds manages the investment portfolio of the Fund. Tradewinds is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

7.	New Accounting Pronouncement
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

25

Financial HIGHLIGHTS Selected data for a Common share outstanding throughout each period:

		Investment Operations			Less Distributions
										Ending
	Beginning	Net	Net Realized/		Net					Net	Ending
	Net Asset	Investment	Unrealized		Investment	Capital	Tax Return		Offering	Asset	Market
	Value	Income(a)	Gain (Loss)(c)	Total	Income	Gains	of Capital	Total	Costs	Value	Value
Year Ended 12/31:
2008	$19.85	$.46	$(5.26)	$(4.80)	$(0.43)	$(1.47)	$—	$(1.90)	$—	$13.15	$11.89
2007	20.41	.52	.89	1.41	(.38)	(1.59)	—	(1.97)	—	19.85	18.30
2006(b)	19.10	.16	1.64	1.80	(.26)	(.15)	(.04)	(.45)	(.04)	20.41	19.70

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the period July 24, 2006 (commencement of operations) through December 31, 2006.
(c)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2008	N/A
2007	$0.19
2006(b)	N/A

26

		Ratios/Supplemental Data
			Ratios to Average Net Assets				Ratios to Average Net Assets
Total Returns			Before Credit				After Credit**
Based on	Based on				Net				Net		Portfolio
Market	Net Asset	Ending Net			Investment				Investment		Turnover
Value*	Value*	Assets (000)	Expenses†		Income†		Expenses†		Income†		Rate

(26.03)%	(24.85)%	$252,695	1.14%		2.63%		1.12%		2.65%		60%
2.94	6.48	384,149	1.10		2.51		1.10		2.51		76
.82	9.27	395,078	1.12	***	1.87	***	1.12	***	1.87	***	17

* •	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

•	The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Net Asset Value when these benefits are included are as follows:

		Total Returns

			Based on
	Shareholders of	Based on	Net Asset
	Record on	Market Value	Value

Year Ended 12/31:
2008	N/A	(26.03)%	(24.85)%
2007	December 31	3.99	7.49
2006(b)	N/A	.82	9.27

**	After custodian fee credit, where applicable.
***	Annualized.

†	Each ratio includes the effect of dividend expense on securities sold short as follows:

Ratio of Dividend Expense on
Securities Sold Short to Average Net Assets

Year Ended 12/31:
2008	.03%
2007	.03
2006(b)	.02 ***

N/A	The Fund had no retained capital gains for the tax year ended December 31, 2008, or for the period July 24, 2006 (commencement of operations) through to December 31, 2006.

See accompanying notes to financial statements.

27

Board Members & OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Fund	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	ï	Chairman of the Board and Board member	1997 Class III	Private Investor and Management Consultant.	192

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	192

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2004 Annual	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	192

28

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Fund	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	192

■ WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Annual	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	192

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	192

■ CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	192

■ TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Director, Legal & General Investment Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (Since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	192
INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

29

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Fund	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3); Chartered Financial Analyst.	192

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	120

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	120

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	192

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	192

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	192

30

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Fund	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	192

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999); Vice President of Nuveen Asset Management (since 2005).	192

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Vice President, and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	192

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	192

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	192

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	192

31

Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Fund	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	192

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

32

Reinvest Automatically
EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

33

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

34

Glossary of
TERMS USED in this REPORT

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

35

NOTES

36

NOTES

37

NOTES

38

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Chicago, IL

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased 140,200 shares of its common stock. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Nuveen Global Value Opportunities Fund (JGV) hereby designates 5.14% of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 19.74% as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

39

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/cef

Share prices Fund details Daily financial news Investor education Interactive planning tools

EAN-H-1208D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Nuveen Global Value Opportunities Fund
The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund[1]	Billed to Fund[2]	Billed to Fund[3]	Billed to Fund

December 31, 2008	$22,109	$0	$1,850	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2007	$28,341	$0	$2,715	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2007	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

December 31, 2008	$1,850	$0	$0	$1,850
December 31, 2007	$2,715	$0	$0	$2,715
“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert and William J. Schneider.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Tradewinds Global Investors, LLC, formerly known as Tradewinds NWQ Global Investors, LLC, (“Tradewinds”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:
Tradewinds’ Proxy Voting Policies and Procedures were developed and are maintained to ensure that proxies for which Tradewinds has ultimate voting authority are voted consistently and solely in the best economic interests of the beneficiaries of these equity investments. Note that clients may otherwise reserve the right to vote their proxies.
Tradewinds has engaged a third party service provider, RiskMetrics Group (“RMG”) (formerly, Institutional Shareholder Services) to assist with the proxy voting process. We review their recommendations and frequently follow them; however, on selected issues, Tradewinds may not vote in accordance with the RMG recommendations when we believe that they are not in the best economic interest of our clients. If Tradewinds manages assets of a company or its pension plan and any of Tradewinds’ clients hold securities of that company, Tradewinds will vote proxies relating to such company’s securities in accordance with RMG recommendations to avoid any conflict of interest. If a client requests Tradewinds to follow specific voting guidelines or additional guidelines, Tradewinds will review the request and inform the client only if Tradewinds is not able to follow the request.
Tradewinds generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in Tradewinds’ judgment result in some other financial, legal, regulatory disability or burden to Tradewinds or the client (such as imputing control with respect to the issuer). Likewise, Tradewinds may determine not to recall securities on loan if negative consequences of such recall outweigh the benefits of voting in the particular instance, or expenses and inconvenience of such recall outweigh any benefits, in Tradewinds’ judgment.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Tradewinds as Sub-Adviser for a portion of the registrant’s investments. Tradewinds, as Sub-Adviser, provides discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:
Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHY
David Iben, CFA, Chief Investment Officer, Co-President of Tradewinds, and Executive Managing Director
Prior to joining NWQ in 2000, and forming the affiliate Tradewinds, Mr. Iben was lead Portfolio Manager, CEO, and a founding member of Palladian Capital Management. Before launching Palladian, he worked at Cramblit & Carney, Inc. managing large institutional accounts. Formerly, he was acting CIO at the Farmers Group, responsible for $16 billion of investable assets before his departure in 1996. Mr. Iben received a B.A. in Economics from the University of California at Davis and an M.B.A. from the Marshall School of Business at University of Southern California. In addition, he received his Chartered Financial Analyst designation in 1984 and is a member of the CFA Institute and the CFA Society of Los Angeles, Inc.
Item 8 (a)(2). OTHER ACCOUNTS MANAGED

David Iben
(a) RICs
Number of accts	11
Assets ($000s)	$1,868,233,246

(b) Other pooled accts
Non-performance fee accts
Number of accts	11
Assets ($000s)	$636,253,914
(c) Other
Non-performance fee accts
Number of accts	4,584
Assets ($000s)	$4,460,884,678
Performance fee accts
Number of accts	5
Assets ($000s)	$1,877,538,778
POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•	The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
In addition, Merrill Lynch & Co., Inc., which was acquired by Bank of America Corporation (“Bank of America”, and together with their affiliates, “ML/BofA”), are indirect investors in Nuveen. While we do not believe that ML/BofA are affiliates of NWQ for purposes of the Investment Company Act of 1940, NWQ may determine to impose certain trading limitations in connection with ML/BofA broker-dealers.
Item 8 (a)(3). FUND MANAGER COMPENSATION

Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.
Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:
•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic
To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.
Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.
Item 8 (a)(4). OWNERSHIP OF JGV SECURITIES AS OF DECEMBER 31, 2008

Name of Portfolio		$1 -	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
David Iben	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
AUGUST 7-31, 2008	0		0	1,935,000
SEPTEMBER 1-30, 2008	0		0	1,935,000
OCTOBER 1-31, 2008	88,900	$10.75	88,900	1,846,100
NOVEMBER 1-30, 2008	45,800	$9.20	45,800	1,800,300
DECEMBER 1-31, 2008	5,500	$9.68	5,500	1,794,800
TOTAL	140,200

*	The registrant’s repurchase program, which authorized the repurchase of 1,935,000 shares, was announced on August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Global Value Opportunities Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 9, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 9, 2009